Exhibit 10.4

SECOND OMNIBUS AMENDMENT

TO

TRANSACTION DOCUMENTS

This SECOND OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of May 8, 2024 (this “Second Omnibus Amendment”), is by and among KARYOPHARM THERAPEUTICS INC. (the “Company”), KARYOPHARM EUROPE GMHB (“Karyopharm Europe”), HEALTHCARE ROYALTY PARTNERS III, L.P. (“HCRP Fund III”), HEALTHCARE ROYALTY PARTNERS IV, L.P. (“HCRP Fund IV” and together with HCRP Fund III, the “Original Investors”), HCRX INVESTMENTS HOLDCO, LLC (“Holdco,” successor-in-interest or assignee of HCRP OVERFLOW FUND, L.P. (“HCRP OF”), HCR STAFFORD FUND, L.P. (“Stafford”) and HCR POTOMAC FUND, L.P. (“Potomac”, and together with HCRP OF and Stafford, the “Former Investors”)), HCR CANARY FUND, L.P. (“Canary”), HCR MOLAG FUND, L.P. (“Molag”, which, together with Canary and each of the Former Investors, was added as an Investor to the Original Agreement (as defined below) pursuant to the First Omnibus Amendment (as defined below), with the Original Investors, Holdco, Canary and Molag being the “Current Investors”), HEALTHCARE ROYALTY MANAGEMENT, LLC (the “Investor Representative”), HCR COLLATERAL MANAGEMENT, LLC (the “Collateral Agent”) and HCR KARYOPHARM SPV, LLC (the “Replacement Agent”). Each of the parties hereto is referred to individually as a “Party” and collectively as the “Parties.” KARYOPHARM THERAPEUTICS (BERMUDA) LTD. (“Karyopharm Bermuda”) has been dissolved and is not a Party to this Second Omnibus Amendment. Capitalized terms used in this Second Omnibus Amendment and not defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Original Investors are parties to that certain Revenue Interest Financing Agreement, dated as of September 14, 2019, by and between the Company and the Original Investors (the “Original Agreement”), as amended by the Omnibus Amendment to Transaction Documents, dated as of June 23, 2021 (the “First Omnibus Amendment”), by and among the Company, Karyopharm Europe, Karyopharm Bermuda, the Original Investors, the Former Investors, Canary, Molag, the Investor Representative and the Collateral Manager, as further amended by the Second Amendment to Revenue Financing Agreement, dated as of August 1, 2023 (the “Second Amendment”), by and among the Company, the Former Investors, Canary, Molag, the Investor Representative and the Collateral Agent (the Original Agreement, as amended by the First Omnibus Amendment and the Second Amendment, and as further amended from time to time, the “Agreement”);

WHEREAS, the Collateral Agent has rights and responsibilities as agent for the Current Investors under the Security Agreement, dated September 27, 2019 (the “Original Security Agreement”), by and among Karyopharm Europe and the Collateral Agent, as amended by the First Omnibus Amendment (the Original Security Agreement, as amended by the First Omnibus Amendment, as amended from time to time, the “Security Agreement”);

WHEREAS, the Original Beneficiaries are Beneficiaries of that certain Guarantee, dated September 27, 2019, by Karyopharm Europe (the Guaranty, and, together with the Agreement and the Security Agreement, the “Transaction Agreements”) pursuant to which Karyopharm Europe have agreed to guarantee certain payment and performance obligations of the Company under the Agreement;

WHEREAS, each of the Transaction Agreements may be amended with the written consent of the Parties thereto;

WHEREAS, the Parties desire to amend the Transaction Agreements as provided in this Second Omnibus Amendment;

WHEREAS, the Collateral Agent and the Company are parties to a Notice of Security Interest in Trademarks, dated September 27, 2019 (the “Notice of Trademarks”);

WHEREAS, the Collateral Agent and the Company are parties to a Notice of Security Interest in Patents, dated September 27, 2019 (the “Notice of Patents”);

WHEREAS, the Collateral Agent wishes to resign as Collateral Agent under the Agreement and the Security Agreement;

WHEREAS, the Current Investors, as majority in interest of the Investors under the Agreement, wish to appoint the Replacement Agent as a new collateral agent under the Agreement and the Security Agreement as of the Third Amendment Date (as defined in the Agreement, as amended pursuant to Section 6 of this Second Omnibus Amendment, and sometimes referred to in this Second Omnibus Amendment as the “Effective Date”);

WHEREAS, all underlying rights and responsibilities of the Collateral Agent under the Agreement and the Security Agreement shall be referred to as the “Transferred Interests”;

WHEREAS, the Replacement Agent wishes to accept such appointment with respect to the Transferred Interest as of the Effective Date;

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NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Party hereto agrees as follows:

1. Amendments and Restatements to Section 1.1 of the Agreement. The following defined term set forth in Section 1.1 of the Agreement is amended and restated as follows:

“Applicable Tiered Percentage” means, for purposes of determined Included Product Payment Amount from and after April 1, 2024, the product of 7.000% and the Annual Net Revenues of Included Products.

2. Amendment to Section 1.1 of the Agreement. Section 1.1 is hereby amended by adding the following new defined terms, in the proper alphabetical order in the Agreement:

“2029 Convertible Note Indenture” has the meaning set forth in Section 3.1(b)(iv)(2)(y).

“2029 Convertible Note Trustee” has the meaning set forth in Section 3.1(b)(iv)(2)(y).

“2029 Convertible Note Collateral Agent” has the meaning set forth in Section 3.1(b)(iv)(2)(y).

“Collateral Documents” means the Security Agreement and the Deposit Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 8, 2024, by and among Wilmington Savings Fund Society, FSB, as Collateral Agent under the Senior Loan Agreement, HCR KARYOPHARM SPV, LLC, and, effective upon the Indenture Date, Wilmington Savings Fund Society, FSB, as Collateral Agent under the 2029 Convertible Note Indenture, and acknowledged by the Company and the Guarantors, and as amended, restated, supplemented or otherwise modified from time to time, and any successor agreement to the Intercreditor Agreement entered in connection with any Permitted Refinancing of the 2029 Convertible Note Indenture, the Senior Loan Agreement or this Agreement.

“Permitted Refinancing” means Indebtedness that qualifies as a “Permitted Refinancing” under and as defined in both the 2029 Convertible Note Indenture and the Senior Loan Agreement.

“Registration Rights Agreement” means that certain Registration Rights Agreement as defined in the 2029 Convertible Note Indenture.

“Senior Loan Agent” has the meaning set forth in Section 3.1(b)(iv)(2)(x).

“Senior Loan Agreement” has the meaning set forth in Section 3.1(b)(iv)(2)(x).

“Third Amendment Date” has the meaning set forth in Section 3.1(b)(iv).

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3. Amendment to Section 1.1 of the Agreement. Section 1.1 is hereby amended by amending and restating in their entirety the following defined terms:

“Deposit Agreement” means the deposit account control agreement entered into by the Depositary Bank, WSFS as Senior Loan Agent and the Company (and any Permitted Debt Creditors, if applicable), which shall be in form and substance reasonably acceptable to the Investor Representative and the Company, as amended, supplemented or otherwise modified from time to time and any replacements thereof.

“Material Contracts” means any and all contracts or other arrangements to which the Company or any of its Subsidiaries is a party (other than the Transaction Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Permitted Debt Facility” means (i) the unsecured credit facility provided under the Existing Convertible Notes, (ii) the senior secured credit facility provided under the Senior Loan Agreement and any Permitted Refinancing thereof, and (iii) the secured credit facility provided under the 2029 Convertible Note Indenture and any Permitted Refinancing thereof.

“Permitted Debt Facility Documents” means the (i) documents relating to the Permitted Convertible Notes set forth on Schedule 4.15(a), which shall be amended in connection with the issuance of any Permitted New Convertible Notes, (ii) the “Credit Documents” as defined in the Senior Loan Agreement and any Permitted Refinancing thereof, and (iii) the “Transaction Documents” as defined in the 2029 Convertible Note Indenture and any Permitted Refinancing thereof.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Company or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of (i) any shares (or equivalent) of any class of Equity Interests of the Company or any of its Subsidiaries, now or hereafter outstanding or (ii) any call option on any shares (or equivalent) of any class of Equity Interests of the Company or any of its Subsidiaries (irrespective of whether such call option can be cash, net share or physically settled), (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of the Company or any of its Subsidiaries, now or hereafter outstanding and (d) any payment made in cash to the holders of Permitted Debt under the Permitted Debt Facility Documents in excess of the original principal (or notional) amount thereof, interest thereon and any fees, costs, expenses and premium due thereunder.

“Transaction Documents” means this Agreement, the Security Agreement, the Guaranty, the Deposit Agreement, the Intercreditor Agreement and each Instruction to Payors.

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4. Amendment to Section 1.1 of the Agreement. Section 1.1 is hereby amended by amending and restating clause (a) of the definition of “Permitted Liens” as follows:

(a)

Liens created (i) in favor of the Investor pursuant to the Transaction Documents, (ii) in favor of the 2029 Convertible Note Collateral Agent pursuant to the “Transaction Documents” as defined in the 2029 Convertible Note Indenture and any Permitted Refinancing thereof, and (iii) in favor of the Senior Loan Agent pursuant to the “Credit Documents” as defined in the Senior Loan Agreement and any Permitted Refinancing thereof;

5. Amendment to Section 3.1 of the Agreement. Section 3.1(b) of the Agreement is hereby amended by adding the follow new subsection at the end of Section 3.1(b):

(iv)

“On May 8, 2024 (the “Third Amendment Date”), the Company shall (1) make a cash payment to the Investor Representative in the amount of $49,494,864, in immediately available funds by wire transfer to an account designated in writing by the Company to the Investor Representative prior to the Third Amendment Date, and (2) to the extent requested, deliver to the Investor Representative a Term Loan Note, in the form attached as Exhibit A-2 to the Senior Loan Agreement (as defined below), in an initial principal amount of $15,000,000, issued by the Company to the HCR Lender (as defined in the Senior Loan Agreement) pursuant to that certain Credit and Guaranty Agreement, dated as of the Third Amendment Date (as amended, restated, supplemented or otherwise modified from time, the “Senior Loan Agreement”), by and among Wilmington Savings Fund Society, FSB (“WSFS”), as administrative agent and collateral agent (in such capacities, and together with its permitted successors and assigns, the “Senior Loan Agent”) for the lenders party thereto, including the Investor Representative on behalf of the Investors, the Company and the guarantors party thereto. In addition, upon the closing of the Exchange Agreement as defined in that certain Indenture (as amended, restated, supplemented or otherwise modified from time, the “2029 Convertible Note Indenture”), contemplated to be dated on or around May 13, 2024 (the date of such Indenture, the “Indenture Date”), by and among WSFS, as trustee (in such capacity, and together with its permitted successors and assigns, the “2029 Convertible Note Trustee”) and collateral agent (in such capacity, and together with its permitted successors and assigns, the “2029 Convertible Note Collateral Agent”), the Company shall deliver to the Investor Representative a 6.00% Convertible Senior Note due 2029 (the “2029 Convertible Note”), in the form attached as Exhibit A to the 2029 Convertible Note Indenture, in an initial principal amount of $5,000,000 (the “2029 Convertible Note Issuance”), issued by the Company in favor of HCR KARYOPHARM SPV, LLC (the “2029 Convertible Note Investor”). All payments, whether in cash or notes, made pursuant to this clause (iv) shall be credited toward the Hard Cap in full face amount. The Parties hereby agree that immediately after the payment and debt issuance described in this clause (iv) has been made, the

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Company will have made aggregate payments to the Investor Representative under this Agreement totaling $135,000,000. As a result, the remaining amount owing to the Investor to reach the Hard Cap after the payment and debt issuance described in this clause (iv) has been made will be $128,250,000, and no gross-up payments will thereafter be owing under Section 3.1(b)(i).”

6. Amendment to Section 3.1 of the Agreement. Section 3.1 is hereby amended by adding the following clause (i) at the end thereof:

(i) For the avoidance of doubt and notwithstanding anything to the contrary herein, all payments under this Section 3.1 shall be subject to the terms and provisions of the Intercreditor Agreement in all respects.

7. Amendment to Section 3.2 of the Agreement. Section 3.2 is hereby amended by amending and restating clauses (b) and (c) thereof in its entirety and adding the following clause (e) at the end thereof as follows:

(b) With respect to any amounts that are deposited into the Collection Account on any day, so long as no Default or Event of Default has occurred and is continuing, any amounts may be disbursed to the Company Account from time to time at the direction of the Company. The Company shall provide the Depositary Bank notice no more frequently than daily of such amount to be disbursed to the Company Account pursuant to this Section 3.2(b). During the Payment Term, on each Quarterly Payment Date, the Company shall instruct the Depositary Bank to disburse to the Investor Account an amount equal to the lesser of (x) the funds on deposit in the Collection Account and (y) the Revenue Interests for such Quarterly Payment Date. If the amount to be disbursed to the Investor Account on any Quarterly Payment Date pursuant to the preceding sentence is less than the Revenue Interests to which the Investor is entitled for the relevant Calendar Quarter, the Company shall pay the amount of such shortfall to the Investor Representative on such Quarterly Payment Date. If the amount of funds on deposit in the Collection Account on any Quarterly Payment Date exceeds the Revenue Interests for such Quarterly Payment Date, such excess amount may be transferred to the Company Account at the direction of the Company.

(c) If a Default or Event of Default has occurred and is continuing, no funds in the Collection Account shall be transferred to the Company Account, and, subject to the Intercreditor Agreement, the Investor Representative shall have the right to exercise all of its rights and remedies under Article XI, including, without limitation, directing the Depositary Bank to transfer all of the funds in the Collection Account to the Investor Representative until all of the Obligations owed by the Company under this Agreement and other Transaction Documents have been paid in full.

(e) For the avoidance of doubt and notwithstanding anything to the contrary herein, all transfers, disbursements and payments made under this Section 3.2 shall be subject to the terms and provisions of the Intercreditor Agreement in all respects.

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8. Amendment to Section 7.5 of the Agreement. Section 7.5 is hereby amended by amending and restating such Section in its entirety as follows:

Section 7.5 Prepayment of Other Indebtedness. Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption, cash settlement or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Company Party or any Subsidiary, other than (i) any such payment or transaction with respect to the Indebtedness arising under the Transaction Documents, (ii) in the case of the Existing Convertible Notes, (x) using the proceeds from the sale of Permitted Convertible Notes or other Permitted Debt, and/or (y) any transaction exchanging, repaying or redeeming such Indebtedness for the 2029 Convertible Notes, Permitted Convertible Notes or other Permitted Debt, (iii) any transaction exchanging Indebtedness for Capital Stock (other than Disqualified Capital Stock) or the proceeds from the sale of Capital Stock (other than Disqualified Capital Stock), (iv) any transaction exchanging, repaying, redeeming or otherwise acquiring for value the 2029 Convertible Notes in exchange for any Permitted Refinancing Indebtedness and (v) any payment, repayment, prepayment, exchange, refinancing, cash settlement or acquisition for value of Indebtedness (and any interest, fees, expenses, costs and premium thereon) under the Senior Loan Agreement.

9. Amendment to Section 7.7 of the Agreement. Section 7.7 is hereby amended by adding the follow new subsection (n) after clause (m) as follows:

(m) to the extent constituting Restricted Payments, the payment of contingent liabilities in respect of any adjustment of purchase price, earn outs, deferred compensation and similar obligations of the Company and its Subsidiaries;

(n) any payments required to be made under the Registration Rights Agreement; and

(o) other Restricted Payments in an aggregate amount not to exceed $5,000,000.

10. Amendment to Section 7.8 of the Agreement. Section 7.8 is hereby amended and restated in its entirety as follows:

Section 7.8 Burdensome Actions.

(a) The Company and its Subsidiaries shall not enter into any contract, agreement or other legally binding arrangement (whether written or oral), or grant any right to any other Person, in any case that would conflict with the Transaction Documents

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or serve or operate to limit or circumscribe any of the Investor’s rights under the Transaction Documents (or the Investor’s ability to exercise any such rights) or create, incur, assume or suffer to exist any Lien upon any Collateral or any assets of the Pledged Subsidiaries relating to Selinexor (other than Permitted Liens), or agree to do or suffer to exist any of the foregoing (other than the 2029 Convertible Note Indenture, the Senior Loan Agreement and the Intercreditor Agreement). Without limiting the generality of the foregoing, the Company shall not enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any Company Party to (i) pledge its property pursuant to the Transaction Documents or (ii) perform any of its obligations under the Transaction Documents or any Selinexor Material Contract in any material respect (other than the 2029 Convertible Note Indenture, the Senior Loan Agreement and the Intercreditor Agreement). Notwithstanding anything to the contrary in this Agreement, the Company shall not take any action or abstain from taking any action, directly or indirectly, which action or abstinence would have the effect of altering the terms and conditions of this Agreement or the other Transaction Documents (or any ancillary documents thereto) in a manner that could reasonably be expected to result in a Material Adverse Effect.

(b) The Company and its Subsidiaries shall not enter into any contract, agreement or other legally binding arrangement (whether written or oral), grant any right to any other Person with respect to any Included Product included in the Collateral or amend or waive any requirements under any agreement with respect to any Included Product included in the Collateral that could reasonably be expected to result in a Material Adverse Effect (other than the 2029 Convertible Note Indenture, the Senior Loan Agreement and the Intercreditor Agreement).

11. Amendment to Section 11.2 of the Agreement. Section 11.2 is hereby amended and restated in its entirety as follows:

Section 11.2 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, subject to the terms and provisions of the Intercreditor Agreement in all respects, the Company shall immediately pay the Final Payment Amount to the Investor Representative. In addition, subject to the terms and provisions of the Intercreditor Agreement in all respects, the Investor Representative may exercise on behalf of itself and the Investor all rights and remedies available to it and the Investor under the Transaction Documents and Applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States or under any other Debtor Relief Law, the obligation of the Investor to pay or advance any funds shall automatically terminate, and the amounts of the Hard Cap (less amounts of Revenue Interest theretofore received) and all other Obligations of the Company Parties shall automatically become due and payable, in each case without further act of the Investor, but subject to the terms and provisions of the Intercreditor Agreement in all respects.

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12. Amendment to Article 12 of the Agreement. Article 12 is hereby amended by adding a new Section 12.14 as follows:

Section 12.14 Intercreditor Agreement. The terms of the Intercreditor Agreement will apply, where applicable, to this Agreement. A copy of the Intercreditor Agreement will be made available to each Investor upon request. Each Investor acknowledges and agrees to the terms of such Intercreditor Agreement, as the same may further be amended, restated, supplemented or otherwise modified pursuant to the terms hereof, and agrees that the terms thereof shall be binding on such Investor and its successors and assigns, as if it were a party thereto. Each Investor authorizes and instructs the Investor Representative to enter into the Intercreditor Agreement on behalf of the Investors, and to take all actions (and execute all documents) required by it in accordance with the terms of the Intercreditor Agreement. Each Investor is responsible for making its own analysis and review of each of the Intercreditor Agreement and the terms and provisions thereof, and neither the Investor Representative nor any of its Affiliates makes any representation to any Investor as to the sufficiency or advisability of the provisions contained in the Intercreditor Agreement.

Notwithstanding anything in this Agreement to the contrary, the lien and security interest granted to the Replacement Agent pursuant to this Agreement and the exercise of any right or remedy by the Replacement Agent under this Agreement are subject to the provisions of the Intercreditor Agreement and the rights of the Senior Loan Agent, the 2029 Convertible Notes Trustee and the 2029 Convertible Notes Collateral Agent and the rights of certain other persons party or that may become party to the Intercreditor Agreement from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

13. Release of Karyopharm Europe as a Guarantor and Grantor.

As of the Effective Date, (i) Karyopharm Europe is hereby released as a Guarantor and Grantor under the Transaction Documents, all of the guarantees by Karyopharm Europe under or in connection with the Agreement or the other Transaction Documents shall automatically and irrevocably terminate, (ii) all of the Collateral Agent’s and Replacement Agent’s liens, pledges, security interests, financing statements, encumbrances and other charges of whatever nature against the Collateral owned by Karyopharm Europe securing the Obligations shall automatically and irrevocably terminate and be released in full with no further action on the part of any party thereto; (iii) all of the Obligations owing by Karyopharm Europe shall be released, discharged and satisfied in full and no longer be outstanding; (iv) Karyopharm Europe shall no longer be a party to any Transaction Document; (v) the Company or its designee shall be authorized to file UCC-3 termination statements terminating the Collateral Agent’s financing statements naming Karyopharm Europe as a debtor; and (vi) the Collateral Agent shall, do or direct its designees to do all things, presently or in the future, which may be reasonably requested by the Company, and at the Company’s sole cost and expense, in order to effect and evidence the release of the security interests and liens referred to in this paragraph. The Parties hereby agree that Karyopharm Europe shall be deemed to be an “Excluded Subsidiary” under the Agreement until such time that it has

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become or is required to become a guarantor or grant liens on its assets under the Senior Loan Agreement or the documents related thereto or the 2029 Convertible Notes Indenture or the documents related thereto, in which case it shall be no longer be an “Excluded Subsidiary” under the Agreement, and shall promptly enter into a Joinder Agreement to become a party to the Guaranty as Guarantor and to the Security Agreement as Grantor, and shall take all other actions reasonably requested by the Collateral Agent in order to guarantee the Obligations and grant a perfected security interest in the Collateral it owns.

14. Amendment to Security Agreement Regarding Intercreditor Agreement Legend.

As required by Section 5.4 of the Intercreditor Agreement, the following legend is hereby added to the top of the first page of the Security Agreement:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Secured Party pursuant to this Agreement and the exercise of any right or remedy by the Secured Party hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 8, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among WILMINGTON SAVINGS FUND SOCIETY, FSB, as First Lien Collateral Agent, HCR KARYOPHARM SPV, LLC, as Royalty Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

15. Representations and Warranties of the 2029 Convertible Note Investor in Connection with the 2029 Convertible Note Issuance.

In connection with the 2029 Convertible Note Issuance, the 2029 Convertible Note Investor hereby represents and warrants to and covenants with the Company that:

a. The 2029 Convertible Note Investor understands and accepts that acquiring the 2029 Convertible Notes involves risks. The 2029 Convertible Note Investor has such knowledge, skill and experience in business, financial and investment matters that the 2029 Convertible Note Investor is capable of evaluating the merits and risks of the 2029 Convertible Note Issuance and an investment in the 2029 Convertible Notes. With the assistance of its own professional advisors (to the extent the 2029 Convertible Note Investor has deemed appropriate), the 2029 Convertible Note Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the 2029 Convertible Notes and the consequences of the 2029 Convertible Note Issuance. The 2029 Convertible Note Investor has considered the suitability of the 2029 Convertible Notes as an investment in light of its own circumstances and financial condition, and the 2029 Convertible Note Investor is able to bear the risks associated with an investment in the 2029 Convertible Notes. The 2029 Convertible Note Investor understands that it should consult with its own tax advisors in order to determine the U.S. federal, state and local tax consequences of the 2029 Convertible Note Issuance as well as the ownership and disposition of the 2029 Convertible Notes, in light of the 2029 Convertible Note Investor’s particular circumstances.

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b. The 2029 Convertible Note Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its agents or affiliates as investment advice or as a recommendation to participate in the 2029 Convertible Note Issuance and receive the 2029 Convertible Notes pursuant to the terms hereof. The 2029 Convertible Note Investor confirms that it has read the 2029 Convertible Note Indenture relating to the 2029 Convertible Notes and has not relied on any statement (written or oral) of the Company or any of its affiliates as to the terms of the 2029 Convertible Notes. It is understood that information provided in the Transaction Documents, or by the Company or any of its agents or affiliates, shall not be considered investment advice or a recommendation with respect to the 2029 Convertible Note Issuance, and that none of the Company or any of its agents or affiliates is acting or has acted as an advisor to the 2029 Convertible Note Investor in deciding whether to participate in the 2029 Convertible Note Issuance.

c. The 2029 Convertible Note Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the 2029 Convertible Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the 2029 Convertible Notes. The 2029 Convertible Note Investor is familiar with the business and financial condition and operations of the Company and the Guarantors and has conducted its own investigation of the Company and the Guarantors and the 2029 Convertible Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. 2029 Convertible Note Investor has had access to the Company filings with the SEC and such other information concerning the Company and the Guarantors and the 2029 Convertible Notes as it deems necessary to enable it to make an informed investment decision concerning the 2029 Convertible Note Issuance. The 2029 Convertible Note Investor has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the 2029 Convertible Note Investor deems necessary to enable it to make an informed investment decision concerning the 2029 Convertible Note Issuance and the 2029 Convertible Notes.

d. The 2029 Convertible Note Investor is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933 (the “Securities Act”) as well as a “qualified institutional buyer” as defined in Rule 144A of the Securities Act. The 2029 Convertible Note Investor agrees to furnish any additional information reasonably requested by the Company or any of their affiliates to assure compliance with applicable U.S. federal and state securities laws and all other applicable laws in connection with the 2029 Convertible Note Issuance.

e. The 2029 Convertible Note Investor is not an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

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f. The 2029 Convertible Note Investor is acquiring the 2029 Convertible Notes solely for the 2029 Convertible Note Investor’s own beneficial account, or for an account with respect to which the 2029 Convertible Note Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the 2029 Convertible Notes in violation of federal, state or other applicable securities laws. The 2029 Convertible Note Investor understands that the offer and sale of the 2029 Convertible Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the representations made by the 2029 Convertible Note Investor in this Agreement.

g. The 2029 Convertible Note Investor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the 2029 Convertible Note Investor’s participation in the 2029 Convertible Note Issuance meets the requirements for the exemptions referenced in clause (i) above.

16. Conditions Precedent; Post-Closing Covenants; Further Assurances.

It shall be a condition precedent to the effectiveness of this Second Omnibus Amendment that the Company, each of the Current Investors and the Investor Representative execute and deliver to the Senior Loan Agent, the 2029 Convertible Notes Trustee and the 2029 Convertible Notes Collateral Agent an Intercreditor Agreement substantially in the form attached to this Second Omnibus Amendment as Exhibit B.

Each of the Company and HCRP Fund III hereby agrees, in accordance with Section 5 of the Warrant, that as of the Indenture Date, the Warrant shall be amended so that the exercise price of the Warrant to purchase shares of common stock of the Company issued to HCRP Fund III pursuant to the Second Amendment, as specified in Section 2(b) of the Warrants, shall be reduced to an initial exercise price equal to the exercise price of the warrants to purchase shares of the common stock of the Company issued to the holders of the Permitted Convertible Debt of the Company issued pursuant to the Exchange Agreement (as defined in the 2029 Convertible Note Indenture). Promptly following the Indenture Date, the Investor Representative shall deliver the Warrant to the Company for cancellation in exchange for the issuance by the Company of a new warrant reflecting the revised exercise price, in the form of Exhibit A to this Second Omnibus Amendment. Except for the amendment of the exercise price as provided in this paragraph, the terms of the Warrants (including, for the avoidance of doubt, the provisions of Section 3 thereof) shall otherwise remain in full force and effect in accordance with its terms.

Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Second Omnibus Amendment.

17. Assignments and Assumptions under the Agreement and the Security Agreement.

Pursuant to Section 12.4 and Section 4 of the Agreement, and Section 23 of the Security Agreement, the Collateral Agent hereby assigns, transfers and delivers to the Replacement Agent, and the Replacement Agent hereby accepts and assumes, all right, title, interest and

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obligations the Collateral Agent has in, and with respect to, the Transferred Interest, including all rights of the Collateral Agent in respect of the Transferred Interest under the Agreement and the Underlying Agreement as of the Effective Date. The Replacement Agent hereby assumes and agrees to perform all of the Collateral Agent’s obligations and liabilities with respect to the Transferred Interest under the Agreement and the Security Agreement as of the Effective Date.

18. Assignments and Assumptions under the Notice of Security Interest in Trademarks and Notice of Security Interest in Patents.

As of the Effective Date, the Collateral Agent hereby assigns, transfers and delivers to the Replacement Agent, and the Replacement Agent hereby accepts and assumes, all rights, title and interests that the Collateral Agent has under, and with respect to, the Notice of Security Interests in Trademark and Notice of Security Interest in Patents. The Company hereby consents to such assignment, transfer, and delivery by the Collateral Agent and the Replacement Agent’s acceptance and assumption thereof.

19. References to the Collateral Agent in the Transaction Agreements

As of the Effective Date, all references in the Transaction Agreements to the Collateral Agent shall be deemed to be references to the Replacement Agent, and any notices, consents, approvals or other communications required to be deliver to or by the Collateral Agent shall be delivered to or by the Replacement Agent. The address for notices to the Replacement Agent is as set forth below:

HCR Karyopharm SPV, LLC

300 Atlantic Street, Suite 600

Stamford, CT 06901

Attention: Chief Legal Officer

Email: ***

with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attn: Ira J. Schacter

E-mail: ***

20. Effect on Successors and Assigns.

The provisions of this Second Omnibus Amendment are binding upon and inure to the benefit of the respective successors and assigns of the Parties hereto in respect of the Agreement.

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21. Counterparts; Electronic Signatures.

This Second Omnibus Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Second Omnibus Amendment shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Second Omnibus Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each Party hereby consents to the use of any secure third party electronic signature capture service providers (including, without limitation, DocuSign), as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

22. Headings.

The headings in this Second Omnibus Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

23. Agreements in Full Force and Effect as Amended.

Upon execution of this Second Omnibus Amendment, the Agreement shall be, and be deemed to be, modified and amended in accordance with this Second Omnibus Amendment. Except as specifically amended hereby, all of the terms and conditions of the Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Second Omnibus Amendment. This Second Omnibus Amendment shall not constitute a novation of the Agreement but shall constitute an amendment thereof. The Parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Second Omnibus Amendment, as though the terms and obligations of such Agreement were set forth herein.

24. Waiver of Notice Provisions.

Each Party hereby waives any further requirement for delivery of notice to such Party pursuant to the Agreement or any ancillary document thereto in connection with this Second Omnibus Amendment.

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25. Governing Law.

THIS SECOND OMNIBUS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS SECOND OMNIBUS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

26. Expenses.

On the Effective Date, the Company shall pay, in immediately available funds by wire transfer to an account designated in writing by the Company to the Investor Representative all reasonable out-of-pocket expenses, including attorneys’ fees, in connection with the transactions described in this Second Omnibus Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Omnibus Amendment to be duly executed and delivered as of the day and year first above written.

KARYOPHARM THERAPEUTICS INC.

By:	/s/ Michael Mason
Name: Michael Mason Title: Executive Vice President, Chief Financial Officer and Treasurer

KARYOPHARM EUROPE GMBH

By:	/s/ Michael Mason
Name: Michael Mason Title: Director

[Signature page to Second Omnibus Amendment to Transaction Documents]

HEALTHCARE ROYALTY PARTNERS III, L.P.

By: HealthCare Royalty GP III, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Managing Partner

HEALTHCARE ROYALTY PARTNERS IV, L.P.

By: HealthCare Royalty GP IV, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Managing Partner

HCRX INVESTMENTS HOLDCO, LLC

By: HCRX Master GP, LLC, solely in its capacity as managing member

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Chairman & Chief Executive Officer

HCR CANARY FUND, L.P.

By: HCR Canary Fund GP, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Managing Partner

[Signature page to Second Omnibus Amendment to Transaction Documents]

HCR MOLAG FUND, L.P.

By: HCR Molag Fund GP, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Managing Partner

HEALTHCARE ROYALTY MANAGEMENT, LLC

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Chairman & Chief Executive Officer

HCR COLLATERAL MANAGEMENT, LLC

By:	/s/ Clarke B. Futch
Name: Title:	Clarke B. Futch Managing Partner

HCR KARYOPHARM SPV, LLC

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Authorized Person

[Signature page to Second Omnibus Amendment to Transaction Documents]

Exhibit A

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

KARYOPHARM THERAPEUTICS INC.

Warrant Shares: 250,000	Initial Exercise Date: August 1, 2023

Issue Date: August 1, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Healthcare Royalty Partners III, L.P. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on August 1, 2030 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Karyopharm Therapeutics Inc., a Delaware corporation (the “Company”), up to 250,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Revenue Interest Financing Agreement, dated as of September 14, 2019 (as amended) (the “Revenue Interest Financing Agreement”), among the Company and the Holder.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto, and delivered in accordance with the notice requirements set forth in Section 5(h) (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(f)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price (as defined below) for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the exercise procedures specified in Sections 2(c), (d) or (e) below are specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 5(f). The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[___], subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Exercise Price in the manner as specified in Section 2(a) above, but otherwise in accordance with the requirements of Section 2(a), the Holder may elect to exercise this Warrant, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)

= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading

Exhibit A-2

Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and for purposes of Rule 144, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rule or regulation.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

Exhibit A-3

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company and reasonably agreed to by the Holder.

(d) Surrender of Securities. On any exercise of this Warrant, in lieu of payment of the aggregate Exercise Price in the manner as specified in Section 2(a) above, but otherwise in accordance with the requirements of Section 2(a), the Holder may elect to exercise this Warrant, in whole or in part, at such time by surrendering to the Company (i) Warrant Shares previously acquired by the Holder with an aggregate VWAP on the Trading Day immediately preceding the date on which the Holder elects to exercise this Warrant equal to such aggregate Exercise Price and/or (ii) other securities of the Company having a value as of the exercise date equal to the aggregate Exercise Price.

(e) Manner of Exercise. The Holder may, in accordance with the requirements of Section 2(a), elect to exercise this Warrant by any combination of the methods described in Sections 2(a), (c) and (d) above.

(f) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement covering the resale of the Warrant Shares by the Holder or (B) in the case of a cashless exercise of the Warrant, the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and in each case, at the request of the Holder, in electronic book entry form to the account of the Holder or by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the later of one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (ii) the number of Trading Days comprising the Standard Settlement Period subject to the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). In the event of any withholding by, or surrender to, the Company of the equity securities, described in Sections 2(c), (e) or (e) above, where the number of such equity securities whose value is equal to the aggregate Exercise Price is not a whole number, the number of such equity securities withheld by, or surrendered to, the Company shall be rounded up to the nearest whole share

Exhibit A-4

and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds to an account designated in writing by the Holder) based on the incremental fraction of a share being so withheld by, or surrendered to, the Company in an amount equal to the product of such incremental fraction of a share being so withheld or surrendered multiplied by (ii) the VWAP on the Trading Day immediately preceding the date on which the Holder elects to exercise this Warrant. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(f)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(f)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery

Exhibit A-5

obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice within two (2) Trading Days after the occurrence of a Buy-In indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall, to the extent applicable, pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(g) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), more than 4.99% (the “Maximum Percentage”) of the issued and outstanding Common Stock or any other class of equity security (other than an exempted security) of the

Exhibit A-6

Company that is registered pursuant to Section 12 of the 1934 Act. For purposes of calculating beneficial ownership, the aggregate number of shares of Common Stock beneficially owned by the Holder, together with its Attribution Parties, shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted portion of this Warrant beneficially owned by the Holder, together with its Attribution Parties, and exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder, together with its Attribution Parties (including, without limitation, any convertible notes, convertible stock or warrants) that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 2(g), beneficial ownership shall be calculated and determined in accordance with Section 13(d) of the 1934 Act and the rules promulgated thereunder, it being acknowledged and agreed that the Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any written other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Company the number of shares of Common Stock that it, its Affiliates or any other Attribution Party owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to exercising this Warrant. Any purported delivery of any number of shares of Common Stock or any other security upon exercise of this Warrant shall be void and have no effect to the extent, but only to the extent, that before or after such delivery, the exercising Holder, together with its Affiliates and any other Attribution Party would have beneficial ownership in excess of the Maximum Percentage. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the

Exhibit A-7

numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to (but without duplication of) any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent).

(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution; provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.

Exhibit A-8

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the capital stock of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the capital stock of the Company (not including any shares of capital stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) and in connection with such transaction the Common Stock is converted into or exchanged for other securities, cash or property (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(g) on the exercise of this Warrant), the securities, cash and other property of the successor or acquiring corporation (or ultimate parent thereof) or of the Company, if it is the surviving corporation, as applicable, (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(g) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for the Alternate Consideration, and with an exercise price which applies the exercise price hereunder to such Alternate Consideration (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such

Exhibit A-9

number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register (as defined below), at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating:

(iii) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation,

Exhibit A-10

merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) may be sold, transferred or otherwise disposed of to any Person, in whole or in part, by the Holder upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Exhibit A-11

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant provide to the Company an opinion of counsel selected by the Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant under the Securities Act.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(f)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(f)(i) and Section 2(f)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

Exhibit A-12

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent waived or consented to in writing by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Revenue Interest Financing Agreement.

(f) Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations within two (2) Trading Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Trading Days of such disputed determination or arithmetic

Exhibit A-13

calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days, submit (i) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (ii) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise, or delay in exercising, any right, power, remedy or privilege hereunder on the part of Holder shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, power, remedy or privilege hereunder preclude any other or further exercise thereof or otherwise prejudice the exercise of any of the Holder’s rights, powers, remedies or privileges. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Revenue Interest Financing Agreement.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

Exhibit A-14

(m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(p) Provisions for the Benefit of Lenders. Notwithstanding anything herein to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of the Holder in its capacity as an Investor in the Company or any of the Company’s subsidiaries pursuant to the Revenue Interest Financing Agreement (as amended), or any other agreements or instruments entered into in connection therewith. Without limiting the generality of the foregoing, the Holder in exercising its rights as an Investor will not have any duty to consider (i) its status as a direct or indirect stockholder of the Company and the Company’s subsidiaries, (ii) the direct or indirect ownership of the Company and the Company’s subsidiaries, except as may be required under the applicable investment documents.

********************

(Signature Page Follows)

Exhibit A-15

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

KARYOPHARM THERAPEUTICS INC.

By:
Name:
Title:

Exhibit A

Exhibit B

Execution Version

INTERCREDITOR AGREEMENT

Dated as of May 8, 2024

among

WILMINGTON SAVINGS FUND SOCIETY, FSB,

as First Lien Collateral Agent,

and

HCR KARYOPHARM SPV, LLC,

as Royalty Collateral Agent

and

each additional Collateral Agent from time to time party hereto and acknowledged and agreed to by

KARYOPHARM THERAPEUTICS INC.,

as the Company

and the other Grantors referred to herein

i

SECTION 7.	Reliance; Waivers; Etc.	36

7.1	Reliance	36
7.2	No Warranties or Liability	37
7.3	No Waiver of Lien Priorities	37
7.4	Obligations Unconditional	39

SECTION 8.	Miscellaneous	40

8.1	Integration/Conflicts	40
8.2	Effectiveness; Continuing Nature of this Agreement; Severability	40
8.3	Amendments; Waivers	41
8.4	Information Concerning Financial Condition of the Company and its Subsidiaries	41
8.5	Subrogation	42
8.6	[Reserved]	42
8.7	Submission to Jurisdiction; Certain Waivers	42
8.8	WAIVER OF JURY TRIAL	43
8.9	Notices	44
8.10	Further Assurances	44
8.11	APPLICABLE LAW	44
8.12	Binding on Successors and Assigns	44
8.13	Section Headings	45
8.14	Counterparts	45
8.15	Authorization	45
8.16	No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights	45
8.17	No Indirect Actions	45
8.18	Additional Grantors	46
8.19	Collateral Agents	46
8.20	Second Lien Indenture	46

EXHIBITS

Exhibit A – Joinder Agreement (Additional Grantors)
Exhibit B – Joinder Agreement (Additional Second Lien Debt)
Exhibit C – Additional Debt Designation

ii

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 8, 2024, is entered into by and among WILMINGTON SAVINGS FUND SOCIETY, FSB (“WSFS”), as collateral agent for the holders of the First Lien Obligations (as defined below) (in such capacity and together with its successors and assigns from time to time, the “First Lien Collateral Agent”), HCR KARYOPHARM SPV, LLC, as collateral agent for the holders of the Royalty Obligations (as defined below) (in such capacity and together with its successors and assigns from time to time, the “Royalty Collateral Agent”), and the Initial Second Lien Collateral Agent that becomes a party hereto pursuant to Section 8.20 and acknowledged and agreed to by KARYOPHARM THERAPEUTICS INC., a Delaware corporation (the “Company”) and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the guarantors party from time to time to the First Lien Credit Agreement (as defined below), the lenders party from time to time to the First Lien Credit Agreement and WSFS as administrative agent and collateral agent have entered into that certain Credit and Guaranty Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time or, subject to Section 5.3 hereof, Refinanced, the “First Lien Credit Agreement”);

The Company, HEALTHCARE ROYALTY PARTNERS III, L.P. (“HCRP Fund III”) and HEALTHCARE ROYALTY PARTNERS IV, L.P. (“HCRP Fund IV” and together with HCRP Fund III, the “Original Investors”), have entered into that certain Revenue Interest Financing Agreement dated as of September 14, 2019 (the “Original Royalty Financing Agreement”), as amended by the Omnibus Amendment to Transaction Documents, dated as of June 23, 2021 (the “First Omnibus Amendment”), by and among the Company, KARYOPHARM EUROPE GMHB (“Karyopharm Europe”), KARYOPHARM THERAPEUTICS (BERMUDA) LTD. (“Karyopharm Bermuda”), the Original Investors, HCRP OVERFLOW FUND, L.P. (“HCRP OF”), HCR STAFFORD FUND, L.P. (“Stafford”) and HCR POTOMAC FUND, L.P. (“Potomac”, and together with HCRP OF and Stafford, the “Former Investors”), HCR CANARY FUND, L.P. (“Canary”), HCR MOLAG FUND, L.P. (“Molag” Canary, Molag, HEALTHCARE ROYALTY MANAGEMENT, LLC (the “Investor Representative”)), HCR KARYOPHARM SPV, LLC (as replacement collateral agent for HCR COLLATERAL MANAGEMENT, LLC) (the “Collateral Agent”), as further amended by the Second Amendment to Revenue Financing Agreement, dated as of August 1, 2023 (the “Second Amendment”), by and among the Company, the Former Investors, Canary, Molog, the Investor Representative and the Collateral Agreement and as further amended by the Second Omnibus Amendment to Transaction Documents, dated as of the date hereof (the “Second Omnibus Amendment”) (the Original Royalty Financing Agreement, as amended by the First Omnibus Amendment, the Second Amendment and the Second Omnibus Amendment, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, or, subject to Section 5.3 hereof, Refinanced, the “Royalty Financing”);

Pursuant to the First Lien Credit Agreement, the Company has agreed to cause certain current and future Subsidiaries to agree to guarantee the First Lien Obligations;

Pursuant to (i) the Second Lien Indenture, the Company will agree to cause certain current and future Subsidiaries to agree to guarantee the Initial Second Lien Obligations and (ii) the Royalty Financing, the Company has agreed to cause certain current and future Subsidiaries to agree to guarantee the Royalty Obligations (collectively, the “Second Lien Subsidiary Guaranty”);

The obligations of the Company and the Subsidiary guarantors under the First Lien Credit Agreement will be secured on a first-priority basis by liens on substantially all the assets of the Company and the Subsidiary guarantors (such current and future Subsidiaries of the Company providing a guarantee thereof, the “Guarantor Subsidiaries”) pursuant to the terms of the First Lien Collateral Documents;

The obligations of the Company under the Second Lien Indenture and under the Royalty Financing and the obligations of the Guarantor Subsidiaries under the Second Lien Subsidiary Guaranty will be secured on a second-priority basis by liens on substantially all the assets of the Company and the Guarantor Subsidiaries pursuant to the terms of the Second Lien Collateral Documents; and

The First Lien Loan Documents and the Second Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral.

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the First Lien Collateral Agent (on behalf of each First Lien Claimholder), each Second Lien Collateral Agent (on behalf of each applicable Second Lien Claimholder), intending to be legally bound, hereby agrees as follows:

AGREEMENT

SECTION 1. Definitions.

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Additional Second Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any Grantor pursuant to the Second Lien Indenture, which Indebtedness and guarantees are secured by the Second Lien Collateral (or a portion thereof) on a basis junior to the First Lien

Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Document; (ii) the Initial Second Lien Collateral Agent shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.20; and (iii) each of the other requirements of Section 8.20 shall have been complied with. The requirements of clause (i) above and clause (2)(C) of Section 8.20(b) shall be tested only as of the date of execution of such Joinder Agreement by the Initial Second Lien Collateral Agent.

“Affiliate” means, with respect to a specified Person, (a) any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with the Person specified or is a director or officer of the Person specified or (b) any other Person that directly or indirectly owns 10% or more of any class of equity interests of the Person specified.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Claimholders” means the First Lien Claimholders and/or the Second Lien Claimholders, as the context may require.

“Collateral” means, at any time, all of the assets and property of any Grantor, whether real, personal or mixed, in which the holders of First Lien Obligations and the holders of Second Lien Obligations under at least one Series of Second Lien Obligations (or their respective Collateral Agents) hold, purport to hold or are required to hold, a security interest at such time (or, in the case of the First Lien Obligations, are deemed pursuant to Section 2 to hold a security interest), including any property subject to Liens granted pursuant to Section 6 to secure both First Lien Obligations and Second Lien Obligations. If, at any time, any portion of the First Lien Collateral does not constitute Second Lien Collateral under one or more Series of Second Lien Obligations, then such portion of such First Lien Collateral shall constitute Collateral only with respect to the Second Lien Obligations for which it constitutes Second Lien Collateral and shall not constitute Collateral for any Second Lien Obligations which do not have a security interest in such Collateral at such time.

“Collateral Agent” means any First Lien Collateral Agent and/or any Second Lien Collateral Agent, as the context may require.

“Collateral Documents” means the First Lien Collateral Documents and the Second Lien Collateral Documents.

“Company” has the meaning set forth in the Preamble to this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Designation” means a designation of Additional Second Lien Debt in substantially the form of Exhibit B attached hereto.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.6, with respect to the First Lien Obligations, each of the following has occurred:

(a) payment in full in cash of the principal of and interest on (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), all Indebtedness outstanding under the First Lien Loan Documents and constituting First Lien Obligations;

(b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations;

provided, that the Discharge of First Lien Obligations shall be deemed not to have occurred if any First Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.

“Discharge of Second Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of and interest on (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), all Indebtedness outstanding under the Second Lien Documents;

(b) payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Second Lien Obligations;

provided, that the Discharge of Second Lien Obligations shall be deemed not to have occurred if any Second Lien Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.

“Disposition” has the meaning set forth in Section 5.1(b).

“Enforcement Action” means any action to:

(a) foreclose, execute, levy, or collect on, take possession or control of (other than for purposes of perfection), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Lien Loan Documents or the Second Lien Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b) solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, to conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c) receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Lien Loan Documents or Second Lien Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral); or

(e) effectuate or cause the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under the First Lien Loan Documents or the Second Lien Documents with the consent of the First Lien Collateral Agent (or First Lien Claimholders) or the applicable Second Lien Collateral Agent (or applicable Second Lien Claimholders), as applicable.

“Excess First Lien Obligations” means any Obligations that would constitute First Lien Obligations if not for the First Lien Cap Amount together with interest, fees and expenses to the extent directly related to such First Lien Obligations that are in excess of the First Lien Cap Amount.

“First Lien Cap Amount” means, at any time and in respect of the First Lien Obligations, a principal amount equal to (i) $135,000,000 plus (ii) any accrued pay-in-kind interest on such principal amount (provided that the First Lien Cap Amount shall not apply to expenses, fees, costs, and indemnities pursuant to Sections 10.2 and 10.3 of the First Lien Credit Agreement).

“First Lien Claimholders” means, at any relevant time, the holders of First Lien Obligations at that time, including the First Lien Lenders and the agents under the First Lien Loan Documents.

“First Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“First Lien Collateral” means any “Collateral,” or “Pledged Collateral” or similar term as defined in any First Lien Loan Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a First Lien Loan Document as security for any First Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Lien Claimholder.

“First Lien Collateral Documents” means the Collateral Documents (as defined in the First Lien Loan Documents) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or pursuant to which any such Lien is perfected.

“First Lien Credit Agreement” has the meaning set forth in the Recitals to this Agreement.

“First Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the First Lien Loan Documents.

“First Lien Lenders” means the “Lenders” under and as defined in the First Lien Loan Documents.

“First Lien Loan Documents” means the First Lien Credit Agreement and the Credit Documents (as defined in the First Lien Credit Agreement) and each of the other agreements, documents and instruments entered into for the purpose of evidencing, governing, securing or perfecting the First Lien Obligations and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time in accordance with the provisions of this Agreement.

“First Lien Obligations” means the “Obligations” or similar term as defined in the First Lien Credit Agreement. Notwithstanding the foregoing, if the sum of principal portion of the First Lien Obligations, is in excess of the First Lien Cap Amount, then only that principal portion of the First Lien Obligations equal to the First Lien Cap Amount shall be included in First Lien Obligations, and interest, fees, reimbursement obligations and other amounts with respect to such Indebtedness. The principal portion of First Lien Obligations in excess of the First Lien Cap Amount and all interest, fees and other Obligations related to such excess shall constitute Excess First Lien Obligations under this Agreement.

“First Lien Subsidiary Guaranty” has the meaning set forth in the Recitals to this Agreement.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver any First Lien Collateral Document and/or Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any First Lien Obligations and/or Second Lien Obligations, as the context may require.

“Guarantor Subsidiaries” has the meaning set forth in the Recitals to this Agreement.

“Indebtedness” means and includes all indebtedness for borrowed money.

“Initial Second Lien Claimholders” means, at any relevant time, the holders of Initial Second Lien Obligations at that time, including the Initial Second Lien Holders and the agents under the Initial Second Lien Note Documents.

“Initial Second Lien Collateral Agent” means WSFS, as collateral agent for the holders of the Initial Second Lien Obligations, which shall be named in the applicable Joinder Agreement.

“Initial Second Lien Collateral Documents” means the Collateral Documents (as defined in the Second Lien Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Initial Second Lien Obligations or pursuant to which any such Lien is perfected.

“Initial Second Lien Holders” means the “Holders” under and as defined in the Second Lien Indenture.

“Initial Second Lien Note Documents” means the Second Lien Indenture and the Transaction Documents (as defined in the Second Lien Indenture) and each of the other agreements, documents and instruments entered into for the purpose of evidencing, governing, securing or perfecting the Initial Second Lien Obligations, and any other document or instrument executed or delivered at any time in connection with any Initial Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time in accordance with the provisions of this Agreement.

“Initial Second Lien Obligations” means all “Obligations” or similar term as defined in the Second Lien Indenture.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Joinder Agreement” means a supplement to this Agreement in the form of (i) Exhibit A hereto required to be executed pursuant to Section 8.18 or (ii) Exhibit B hereto required to be delivered by the Initial Second Lien Collateral Agent to the First Lien Collateral Agent and the Royalty Collateral Agent pursuant to Section 8.20 to include Additional Second Lien Debt hereunder.

“Lien” means any lien (including, judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust (whether contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.

“New First Lien Agent” has the meaning set forth in Section 5.6(a).

“New First Lien Debt Notice” has the meaning set forth in Section 5.6(a).

“New Second Lien Agent” has the meaning set forth in Section 5.6(b).

“New Second Lien Debt Notice” has the meaning set forth in Section 5.6(b).

“Obligations” means all obligations of every nature of the Company and each other Grantor from time to time owed to any agent or trustee, the First Lien Claimholders, the Second Lien Claimholders or any of them or their respective Affiliates, in each case, under the First Lien Loan Documents or the Second Lien Documents, whether for principal, interest, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing and including any interest and fees that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning set forth in Section 5.5.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the First Lien Loan Documents or the Second Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part, regardless of whether the principal amount of such Refinancing Indebtedness is the same, greater than or less than the principal amount of the Refinanced Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral provisions) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Royalty Claimholders” means, at any relevant time, the holders of Royalty Obligations at that time, including the Royalty Investors and the agents under the Royalty Documents.

“Royalty Collateral Agent” has the meaning set forth in the Preamble of this Agreement.

“Royalty Collateral Documents” means the Security Agreement (as defined in the Royalty Financing) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Royalty Obligations or pursuant to which any such Lien is perfected.

“Royalty Documents” means the Royalty Financing and the Transaction Documents (as defined in the Royalty Financing) and each of the other agreements, documents and instruments entered into for the purpose of evidencing, governing, securing or perfecting the Royalty Obligations, and any other document or instrument executed or delivered at any time in connection with any Royalty Obligations, including any intercreditor or joinder agreement among holders of Royalty Obligations to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time in accordance with the provisions of this Agreement.

“Royalty Financing” has the meaning set forth in the Preamble of this Agreement.

“Royalty Investors” means the “Investors” under and as defined in the Royalty Financing.

“Royalty Obligations” means all “Obligations” or similar term as defined in the Royalty Financing.

“Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Initial Second Lien Claimholders, the Royalty Claimholders and the agents under the Second Lien Documents.

“Second Lien Collateral” means any “Collateral,” “Pledged Collateral” or similar term as defined in any Second Lien Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted, purported to be granted or required to be granted pursuant to a Second Lien Document as security for any Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder.

“Second Lien Collateral Agent” means each of the Initial Second Lien Collateral Agent and the Royalty Collateral Agent.

“Second Lien Collateral Documents” means the Initial Second Lien Collateral Documents, the Royalty Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or pursuant to which any such Lien is perfected.

“Second Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Second Lien Documents. Second Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange thereof.

“Second Lien Documents” means the Initial Second Lien Note Documents and the Royalty Documents and each of the other agreements, documents and instruments entered into for the purpose of evidencing, governing, securing or perfecting the Second Lien Obligations, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time in accordance with the provisions of this Agreement.

“Second Lien Holders” means the Initial Second Lien Holders and the Royalty Investors.

“Second Lien Indenture” means that certain Indenture to be entered into by the Company, the guarantors party thereto from time to time and WSFS as trustee and collateral agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, or, subject to Section 5.3 hereof, Refinanced.

“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“Second Lien Obligations” means, collectively, all Initial Second Lien Obligations and Royalty Obligations.

“Second Lien Subsidiary Guaranty” has the meaning set forth in the Recitals to this Agreement.

“Series” means, with respect to First Lien Obligations or Second Lien Obligations, all such obligations secured by First Lien Collateral Documents or Second Lien Collateral Documents, as the case may be.

“Standstill Period” has the meaning set forth in Section 3.1.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference herein to any agreement, instrument or other document, shall be construed as referring to such agreement, instrument or other document, as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof;

(b) any reference herein to any Person shall be construed to include such Person’s successors and assigns from time to time;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Lien Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent, for itself and on behalf of each other applicable Second Lien Claimholder, hereby agrees that:

(a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and

(b) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person; and

(c) the Liens securing each of the Initial Second Lien Obligations and the Royalty Obligations on the Collateral shall be of equal priority, subject to Sections 4.1 and 5.2.

2.2 Prohibition on Contesting Liens; No Marshaling. Each of the Second Lien Collateral Agents, each for itself and on behalf of each other applicable Second Lien Claimholder, and the First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the amount, nature or extent of the First Lien Obligations or Second Lien Obligations or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any other First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1. Until the Discharge of First Lien Obligations, neither the Second Lien Collateral Agents nor any other Second Lien Claimholder will assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Company shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1; and

(b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations; provided that this provision will not be violated with respect to any Second Lien Obligations if each Second Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or the applicable Second Lien Collateral Agent states in writing that the applicable Second Lien Documents prohibit such Second Lien Collateral Agent from accepting a Lien on such asset or property, or such Second Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined lien, a “Second Lien Declined Lien”).

If either Second Lien Collateral Agent or any Second Lien Claimholder shall hold any Lien on any assets or property of any Grantor securing any Second Lien Obligations that are not also subject to the first-priority Liens securing all First Lien Obligations under the First Lien Collateral Documents, the applicable Second Lien Collateral Agent or Second Lien Claimholder (i) shall notify the First Lien Collateral Agent promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to the First Lien Collateral Agent as security for the First Lien Obligations, such Second Lien Collateral Agent and Second Lien Claimholders shall be deemed to hold and have held such Lien for the benefit of the First Lien Collateral Agent and the other First Lien Claimholders, other than any First Lien Claimholders whose First Lien Loan Documents prohibit them from taking such Liens, as security for the First Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any First Lien Collateral Agent and/or the First Lien Claimholders, each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4 Similar Liens and Agreements. The parties hereto agree that, subject to Sections 2.3 and 5.3, it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.10, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the First Lien Collateral Agent or either Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Documents; and

(b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, subject to Sections 2.3 and 5.3, shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

2.5 Perfection of Liens. Except for the arrangements contemplated by Section 5.5, none of the First Lien Collateral Agent or the First Lien Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Collateral Agents or the Second Lien Claimholders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand and such provisions shall not impose on the First Lien Collateral Agent, the First Lien Claimholders, the Second Lien Collateral Agents, the Second Lien Claimholders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior-perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

2.6 Nature of First Lien Obligations. Each Second Lien Collateral Agent, on behalf of itself and each Second Lien Claimholder represented by it, acknowledges that a portion of the First Lien Obligations represents, or may in the future represent, debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently re-borrowed, and that, the terms of the First Lien Loan Documents and the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Collateral Agents or the other Second Lien Claimholders and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.

2.7 No Claim Subordination. The subordination of Liens securing Second Lien Obligations to Liens securing First Lien Obligations set forth in this Section 2 affects only the relative priority of those Liens, and does not subordinate any Second Lien Obligations in right of payment to the First Lien Obligations. Nothing in this

Agreement will affect the entitlement of any First Lien Claimholder or Second Lien Claimholder to receive and retain required payments of interest, principal, and other amounts in respect of a First Lien Obligation or Second Lien Obligation (other than in connection with a turnover of proceeds of Collateral pursuant to this Agreement in connection with an Enforcement Action), as applicable, so long as such receipt is not the direct or indirect result of the exercise of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement of any Lien in contravention of this Agreement.

SECTION 3. Enforcement.

3.1 Exercise of Remedies.

(a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent and the Second Lien Claimholders:

(1) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that each Second Lien Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 150 days has elapsed since the later of: (i) the date on which such Second Lien Collateral Agent declared the existence of any Event of Default (and as defined in) under any Second Lien Document and demanded the repayment of all the principal amount of any Second Lien Obligations; and (ii) the date on which the First Lien Collateral Agent received notice from such Second Lien Collateral Agent of such declarations of such Event of Default and demand for payment (the “Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any Second Lien Collateral Agent or any Second Lien Claimholder take any Enforcement Action with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, (i) the First Lien Collateral Agent or the First Lien Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Lien Collateral Agents) or (ii) any Grantor shall be subject to any Insolvency or Liquidation Proceeding (provided that in any such Insolvency or Liquidation Proceeding any Second Lien Collateral Agent or Second Lien Claimholder may take any action expressly permitted by Section 6);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Claimholder or any other exercise by the First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise;(including any Enforcement Action initiated by or supported by the First Lien Collateral Agent or any First Lien Claimholder) and

(3) subject to their rights under Section 3.1(a)(1), will not object to the forbearance by the First Lien Collateral Agent or any First Lien Claimholder from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any proceeds received by the First Lien Collateral Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 and applicable law.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the First Lien Collateral Agent and the First Lien Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that Second Lien Collateral Agents shall have the credit bid rights set forth in Section 3.1(c)(6)), and subject to Section 5.1, make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agents or any other Second Lien Claimholder; provided that any proceeds received by the First Lien Collateral Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 and applicable law. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Claimholders may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with the Second Lien Collateral Agents or any Second Lien Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Lien Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Second Lien Collateral Agents and any other Second Lien Claimholder may:

(1) vote, file a claim or statement of interest and take any other action not in violation of the provisions of this Agreement with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(2) take any action not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof, in order to create, perfect, preserve or protect (but not enforce) its Lien on the Collateral and neither the First Lien Collateral Agent nor any First Lien Claimholder will object to or contest, or otherwise support any other person in contesting or objecting to, any such action taken in accordance with the terms of this Agreement (provided that nothing herein shall prevent the First Lien Collateral Agent or First Lien Claimholders from enforcing this Agreement);

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Second Lien Collateral Agents or any other Second Lien Claimholder may be inconsistent with the provisions of this Agreement;

(5) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1);

(6) bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the First Lien Collateral Agent or any other First Lien Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations; and

(7) take any action not otherwise in violation of this Agreement to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims.

Each Second Lien Collateral Agent, for itself and on behalf of each other applicable Second Lien Claimholder, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(1) (to the extent the Second Lien Collateral Agents and Second Lien Claimholders are permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement). Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a) and 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Collateral Agents and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(d) Subject to Sections 3.1(a), 3.1(c) and Section 6.3(b):

(1) each Second Lien Collateral Agent, for itself and on behalf of each other applicable Second Lien Claimholder, agrees that such Second Lien Collateral Agent and Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(2) each Second Lien Collateral Agent, for itself and on behalf of each other applicable Second Lien Claimholder, hereby waives any and all rights it or such Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or any other First Lien Claimholder seeks to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Claimholder is adverse to the interest of any Second Lien Claimholder; and

(3) each Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the applicable Second Lien Collateral Documents or any other applicable Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or any other First Lien Claimholder with respect to the Collateral as set forth in this Agreement and the First Lien Loan Documents.

(e) Except as specifically set forth in this Agreement, the Second Lien Collateral Agents and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) in the same manner as the other Liens securing the Second Lien Obligations are subject to this Agreement.

(f) Except as specifically set forth in Sections 3.1(a) and 3.1(d), nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agents or any other Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by any Second Lien Collateral Agent or any other Second Lien Claimholder of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them or as a result of any other violation by any Second Lien Claimholder of the express terms of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or any other First Lien Claimholder may have with respect to the First Lien Collateral.

(g) The First Lien Collateral Agent shall use commercially reasonable efforts to deliver simultaneous written notice to each Second Lien Collateral Agent of the First Lien Collateral Agent commencing any Enforcement Action; provided that failure to deliver such notice shall not impair the validity of such Enforcement Action or give rise to liability hereunder.

3.2 Actions Upon Breach; Specific Performance. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by the Second Lien Collateral Agents on behalf of each applicable Second Lien Claimholder that (i) the First Lien Claimholders’ damages from actions of any Second Lien Claimholder may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Claimholder waives any defense that the Grantors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Collateral Agent and the Second Lien Collateral Agents may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder under the First Lien Loan Documents, and the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder under the Second Lien Documents, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Claimholders or the Second Lien Collateral Agents or the Second Lien Claimholders, as the case may be. No provision of this Agreement shall constitute or be deemed to constitute a waiver by the First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder or the Second Lien Collateral Agents each on behalf of itself and each other applicable Second Lien Claimholder of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 4. Payments.

4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof received in connection with any Enforcement Action or other exercise of remedies by the First Lien Collateral Agent or any First Lien Claimholder shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents; provided, that any non-cash Collateral or non-cash proceeds may be held by the First Lien Collateral Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall, in the following order, (x) unless a Discharge of Second Lien Obligations has already occurred, deliver any remaining proceeds of Collateral held by it to the Initial Second Lien Collateral Agent to be applied by the Second Lien Collateral Agents to the Second Lien Obligations in such order as specified in the Second Lien Documents until a Discharge of Second Lien Obligations; provided that such proceeds up to $77,320,000 (less any amounts applied to repurchase Initial Second Lien Obligations upon the event of an asset sale) in the aggregate shall be first applied to the Initial Second Lien Obligations and any proceeds thereafter shall be applied 60% to the Royalty Obligations and 40% to the Initial Second Lien Obligations until the Discharge of Second Lien Obligations shall have occurred, and (y) if a Discharge of Second Lien Obligations has already occurred, apply such proceeds of Collateral to the Excess First Lien Obligations in such order as specified in the First Lien Loan Documents until payment in full in cash of all such Excess First Lien Obligations and thereafter deliver such proceeds of Collateral to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same. Without limiting the obligations of the Second Lien Claimholders under Section 4.2, after the Discharge of First Lien Obligations has occurred, (i) any Collateral or any proceeds thereof received in connection with any Enforcement Action or other exercise of remedies by any Second Lien Claimholder shall be distributed in accordance with the terms of this Section 4.1 and (ii) upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall, in the following order, (x) if there are any Excess First Lien Obligations, deliver any remaining proceeds of Collateral held by it to the First Lien Collateral Agent, for application by the First Lien Collateral Agent to the Excess First Lien Obligations in such order as specified in the First Lien Loan Documents until payment in full in cash of all Excess First Lien Obligations, and (y) if at such time there are no Excess First Lien Obligations, deliver any remaining proceeds of Collateral to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.

4.2 Payments Over. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof (including assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by any Second Lien Collateral Agent or any other Second Lien Claimholder in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral less any reasonable out-of-pocket expenses incurred in connection with such Enforcement Action, in all cases shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct for application in accordance with Section 4.1 hereof. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b) So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding any Second Lien Collateral Agent or any other Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral (including any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property (other than debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct for application in accordance with Section 4.1 hereof. Any Lien received by the Second Lien Collateral Agents or any other Second Lien Claimholder in respect of any of the Second Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

SECTION 5. Other Agreements.

5.1 Releases.

(a) If in connection with any Enforcement Action by the First Lien Collateral Agent or any other exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral, in each case prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent, for itself or on behalf of any other First Lien Claimholder, releases any of its Liens on any part of the Collateral or releases any Guarantor Subsidiary from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of the Second Lien Collateral Agents, each for itself or for the benefit of the applicable Second Lien Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Second Lien Obligations, shall be automatically released to the same extent as the Liens of the First Lien Collateral Agent so long as the proceeds are applied in accordance with Section 4.1 hereof. If in connection with any Enforcement Action or other exercise of rights and remedies by the First Lien Collateral Agent, in each case prior to the Discharge of First Lien Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and the First Lien Collateral Agent releases its Lien on the property or assets of such Person then the Liens of Second Lien Collateral Agents with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of the First Lien Collateral Agent. The Second Lien Collateral Agents, each for itself or on behalf of any such applicable Second Lien Claimholders, promptly shall, acting at the direction of a majority in interest of the applicable Second Lien Claimholders and at the Company’s expense, execute and deliver to the First Lien Collateral Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the First Lien Collateral Agent or such Guarantor Subsidiary may reasonably request to effectively confirm the foregoing releases.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents and the terms of the Second Lien Documents (other than in connection with an Enforcement Action or other exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral which shall be governed by Section 5.1(a)), the First Lien Collateral Agent, for itself or on behalf of any other First Lien Claimholder, releases any of its Liens on any part of the Collateral, or releases any Guarantor Subsidiary from its obligations under its guaranty of the First Lien Obligations, in each case other than in connection with, or following, the Discharge of First Lien Obligations, then the Liens, if any, of the Second Lien Collateral Agents, each for itself and for the benefit of the other applicable Second Lien Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Lien Collateral Agents, each for itself or on behalf of each other applicable Second Lien Claimholder, shall promptly, acting at the direction of a majority in interest of the applicable Second Lien Claimholders and at the Company’s expense, execute and deliver to the First Lien Collateral Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the First Lien Collateral Agent or such Guarantor Subsidiary may reasonably request to effectively confirm such release.

(c) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Lien Collateral Agent and such Second Lien Claimholder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or any First Lien Claimholder (i) has released any Lien on Collateral or any Guarantor Subsidiary from its obligation under its guarantee and any such Liens or guarantee are later reinstated or (ii) obtains any new Liens or additional guarantees from any Guarantor Subsidiary, then the Second Lien Collateral Agents, each for itself and for the other applicable Second Lien Claimholders, shall automatically be deemed to have been granted a Lien on any such Collateral (except to the extent such Lien represents a Second Lien Declined Lien with respect to the Second Lien Debt represented by the applicable Second Lien Collateral Agent), subject to the lien subordination provisions of this Agreement, and the Second Lien Collateral Agents shall be granted an additional guarantee, as the case may be, and each applicable Grantor shall execute any documentation reasonably requested by either Second Lien Collateral Agent to evidence any such grant.

5.2 Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the other First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, if a Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Documents, the balance of such proceeds shall be paid to the Initial Second Lien Collateral Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Documents; provided that such proceeds up to $77,320,000 (less any amounts applied to repurchase Initial Second Lien Obligations upon the event of an asset sale) in the aggregate shall be first applied to the Initial Second Lien Obligations and any proceeds thereafter shall be applied 60% to the Royalty Obligations and 40% to the Initial Second Lien Obligations until the Discharge of Second Lien Obligations has occurred and then, if a Discharge of Second Lien Obligations has occurred, any remaining balance shall be paid to the First Lien Collateral Agent for application to the prepayment of any Excess First Lien Obligations and then, after the payment in full in cash of all Excess First Lien Obligations, any remaining balance shall be paid to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same. Until the Discharge of First Lien Obligations has occurred, if any Second Lien Collateral Agent or any other Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, then it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.

5.3 Amendments to First Lien Loan Documents and Second Lien Note Documents.

(a) The First Lien Loan Documents may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms; provided that any such amendment, restatement, supplement or modification shall not, without the consent of the Second Lien Collateral Agents (acting at the direction of a majority in interest of the applicable Second Lien Claimholders):

(1) increase the then-outstanding principal amount of the First Lien Obligations in excess of the First Lien Cap Amount;

(2) prohibit payments of principal and interest (or other amounts owed pursuant to the Royalty Documents) on the Second Lien Obligations;

(3) increase the interest rate or yield, including by increasing the “applicable margin” or similar component of the interest rate (other than any increase occurring because of fluctuations in underlying rate indices, pricing grids, the imposition of the default rate of interest in accordance with the terms of the First Lien Credit Agreement, or changes in interest rates resulting from the replacement of any rate index/indices with an alternative rate index/indices), by imposing fees or premiums, or by modifying the method of computing interest, or modify or implement any letter of credit, commitment, facility, utilization, make-whole or similar fee so that the combined interest rate and fees are increased by more than 3.0% per annum in excess of the total yield on Indebtedness outstanding thereunder as in effect on the date hereof (excluding any (x) customary amendment or consent fees or (y) increases resulting from the accrual of interest at the default rate);

(4) shorten the scheduled maturity of the First Lien Obligations or provide for any scheduled principal amortization other than those provided for in the First Lien Credit Agreement as in effect on the date hereof; or

(5) amend the First Lien Loan Documents in any manner which would have the effect of contravening the terms of this Agreement.

(b) Without the prior written consent of a majority in interest of the First Lien Lenders, no Initial Second Lien Note Document may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Initial Second Lien Note Document, would:

(1) increase the then-outstanding principal amount of the Initial Second Lien Obligations in excess of (x) $134,000,000 plus (y) any accrued pay-in-kind interest on such principal amount;

(2) prohibit payments of principal and interest on the First Lien Obligations (other than payment of principal thereof in excess of the First Lien Cap Amount);

(3) increase the interest rate or yield, including by increasing the “applicable margin” or similar component of the interest rate (other than any increase occurring because of fluctuations in underlying rate indices, pricing grids, the imposition of the default rate of interest in accordance with the terms of the First Lien Credit Agreement, or changes in interest rates resulting from the replacement of any rate index/indices with an alternative rate index/indices), by imposing fees or premiums, or by modifying the method of computing interest, or modify or implement any letter of credit, commitment, facility, utilization, make-whole or similar fee so that the combined interest rate and fees are increased by a rate that would result in such interest rate or yield being in excess of 3.0% per annum less than such interest rate or yield accruing with respect to the First Lien Obligations (excluding any (a) customary amendment or consent fees or (b) increases resulting from the accrual of interest at the default rate);

(4) shorten the scheduled maturity of the Initial Second Lien Obligations or provide for any scheduled principal amortization other than those provided for in the Initial Second Lien Indenture as in effect on the date hereof; or

(5) amend the Second Lien Note Documents in any manner which would have the effect of contravening the terms of this Agreement.

(c) Without the prior written consent of a majority in interest of the First Lien Lenders, no Royalty Document may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Royalty Document, would:

(1) prohibit payments of principal and interest on the First Lien Obligations (other than payment of principal thereof in excess of the First Lien Cap Amount);

(2) increase the yield (other than any increase occurring because of fluctuations in underlying rate indices, pricing grids, the imposition of the default rate of interest in accordance with the terms of the Royalty Financing, or changes in interest rates resulting from the replacement of any rate index/indices with an alternative rate index/indices), by imposing fees or premiums, or by modifying the method of computing the yield, or modify or implement any letter of credit, commitment, facility, utilization, make-whole or similar fee so that the combined interest rate and fees are increased by a rate that would result in such interest rate or yield being in excess of 3.0% per annum less than such yield accruing with respect to the Royalty Obligations (excluding any (a) customary amendment or consent fees or (b) increases resulting from the accrual of interest at the default rate);

(3) shorten the scheduled maturity of the Royalty Obligations or provide for any scheduled or mandatory payments other than those provided for in the Royalty Financing as in effect on the date hereof;

(4) amend the Royalty Documents in any manner which would have the effect of contravening the terms of this Agreement.

5.4 Confirmation of Lien Subordination in Second Lien Collateral Documents. The Company agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agents):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 8, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among WILMINGTON SAVINGS FUND SOCIETY, FSB, as First Lien Collateral Agent, HCR KARYOPHARM SPV, LLC, as Royalty Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Company agrees that each Second Lien Mortgage, if any, covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral.

5.5 Gratuitous Bailee/Agent for Perfection.

(a) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Claimholders and as gratuitous bailee for the Second Lien Collateral Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the First Lien Collateral Agent, the First Lien Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Second Lien Collateral Agents, subject to the terms and conditions of this Section 5.5. Prior to a Discharge of First Lien Obligations, at the request of the First Lien Collateral Agent, the Second Lien Collateral Agents shall turn over possession of any Pledged Collateral in possession of the Second Lien Collateral Agents to the First Lien Collateral Agent.

(b) The First Lien Collateral Agent shall have no obligation whatsoever to the other First Lien Claimholders, the Second Lien Collateral Agents or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interest of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in Section 5.5(d).

(c) No First Lien Collateral Agent or any other First Lien Claimholder shall have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the Second Lien Collateral Agents or any other Second Lien Claimholder and the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the First Lien Collateral Agent and the other First Lien Claimholders from all claims and liabilities arising pursuant to the First Lien Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Lien Collateral Agent and the other First Lien Claimholders, on the one hand, and the Second Lien Collateral Agents and the Second Lien Claimholders on the other hand, may differ and the First Lien Collateral Agent and the First Lien Claimholders shall be fully entitled to act in their own interest without taking into account the interests of the Second Lien Collateral Agents or the Second Lien Claimholders.

(d) Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty), in the following order: (x) if a Discharge of Second Lien Obligations has not already occurred, to the Initial Second Lien Collateral Agent or (y) if a Discharge of Second Lien Obligations has already occurred, to the First Lien Collateral Agent to the extent Excess First Lien Obligations remain outstanding and (z) if there are no Excess First Lien Obligations and if a Discharge of Second Lien Obligations has already occurred, to the Company or to whomever may be lawfully entitled to receive the same. Following the Discharge of First Lien Obligations, First Lien Collateral Agent further agrees to take all other action reasonably requested by Second Lien Collateral Agents at the expense of the Company in connection with the Second Lien Collateral Agents obtaining a first-priority security interest in the Collateral. Following the Discharge of First Lien Obligations and Discharge of Second Lien Obligations, Second Lien Collateral Agent further agrees to take all other action reasonably requested by First Lien Collateral Agent at the expense of the Company in connection with the First Lien Collateral Agent obtaining a first-priority security interest in the Collateral if any Excess First Lien Obligations remain outstanding. After the Discharge of First Lien Obligations has occurred, upon the Discharge of Second Lien Obligations, each Second Lien Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty) (x) if there are then any Excess First Lien Obligations, to the First Lien Collateral Agent and (y) to the extent no Excess First Lien Obligations remain outstanding, to the Company or to whomever may be lawfully entitled to receive the same.

5.6 When Discharge of First Lien Obligations Deemed to Not Have Occurred. (a) If, substantially contemporaneously with the Discharge of First Lien Obligations, the Company enters into any Refinancing of any First Lien Loan Document evidencing a First Lien Obligation which Refinancing is permitted by the Second Lien Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the New First Lien Debt Notice is delivered to the Second Lien Collateral Agents in accordance with the next sentence, the obligations under such Refinancing of the First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such First Lien Loan Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon the Second Lien Collateral Agents’ receipt of a written notice from the Company (the “New First Lien Debt Notice”) stating that the Company has entered into a new First Lien Loan Document (which notice shall include such new First Lien Credit Agreement and all First Lien Loan Documents (other than any fee letters or other documents containing confidential business information) executed or delivered in connection therewith and the identity of the new first lien collateral agent, such agent, the “New First Lien Agent”), the Second Lien Collateral Agents shall, at the expense of the Company, promptly enter into amendments or supplements to this Agreement to the extent necessary to provide the New First Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New First Lien Agent shall agree in a writing reasonably satisfactory to the Second Lien Collateral Agents and addressed to the Second Lien Collateral Agents and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second-priority Lien, subject only to the First Lien Obligations, on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement except to the extent such Lien on such assets constitutes a Second Lien Declined Lien. This Section 5.6(a) shall survive termination of this Agreement.

(b) If, at substantially contemporaneously with the Discharge of Second Lien Obligations, the Company enters into any Refinancing of any Second Lien Document evidencing a Second Lien Obligation which Refinancing is permitted by the First Lien Loan Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which the New Second Lien Debt Notice is delivered to the First Lien Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Second Lien Document shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Second Lien Collateral Agent under such Second Lien Documents shall be the Second Lien Collateral Agent for all purposes of this Agreement. Upon the First Lien Collateral Agent’s receipt of a written notice from the Company (the “New Second Lien Debt Notice”) stating that the Company has entered into a new Second Lien Document (which notice shall include such new Second Lien Documents (other than any fee letters or other documents containing confidential business information) executed or delivered in connection therewith and the identity of the new second lien collateral agent, such agent, the “New Second Lien Agent”), the First Lien Collateral Agent shall promptly enter into such amendments or supplements to this Agreement to the extent necessary to provide the New Second Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Second Lien Agent shall agree in a writing reasonably satisfactory to the First Lien Collateral Agent and addressed to the First Lien Collateral Agent and the First Lien Claimholders to be bound by the terms of this Agreement. If the new Second Lien Obligations under the new Second Lien Documents are secured by assets of the Grantors constituting Collateral that do not also secure the First Lien Obligations, then the First Lien Obligations shall be secured at such time by a first-priority Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement. This Section 5.6(b) shall survive termination of this Agreement.

SECTION 6. Insolvency or Liquidation Proceedings.

6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which such First Lien Collateral Agent or any other creditor has a Lien, or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, will not object to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Lien Collateral Agent) and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, each Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3); provided that the Second Lien Collateral Agents and the other Second Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. No Second Lien Claimholder may provide DIP Financing to the Company or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations; provided, that if no First Lien Claimholder offers to provide DIP Financing to the extent permitted under this Section 6.1 on or before the date of the hearing to approve DIP Financing, then a Second Lien Claimholder may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations, and First Lien Claimholders may object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Second Lien Obligations. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agrees that it will not seek consultation rights in connection with, and it will not object to or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such sale, liquidation or other disposition. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if the requisite First Lien Claimholders have consented to (i) such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Second Lien Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code, so long as such order does not impair the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code.

6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agree that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by the First Lien Collateral Agent for relief from such stay.

6.3 Adequate Protection.

(a) Until the Discharge of the First Lien Obligations has occurred, the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agree that none of them shall contest (or support any other Person contesting):

(1) any request by the First Lien Collateral Agent or any other First Lien Claimholder for adequate protection under any Bankruptcy Law; or

(2) any objection by the First Lien Collateral Agent or any other First Lien Claimholder to any motion, relief, action or proceeding based on the First Lien Collateral Agent or any First Lien Claimholder claiming a lack of adequate protection.

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral or an administrative claim in connection with any Cash Collateral use or DIP Financing, then the Second Lien Collateral Agents, each for itself and any other applicable Second Lien Claimholder, may seek or request adequate protection in the form of a Lien on such additional collateral and junior administrative claims, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and which administrative claims shall be subordinated in right of payment to the administrative claims provided to the First Lien Claimholders (or any subset thereof) to the same extent as Liens of the Second Lien Claimholders are subordinated to the Liens of the First Lien Claimholders hereunder; and

(2) The Second Lien Collateral Agents and Second Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted a Lien on such additional collateral, which Lien shall be senior to any Lien of the Second Lien Collateral Agents and the Second Lien Claimholders on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted replacement Liens on the Collateral, which Liens shall be senior to the Liens of the Second Lien Collateral Agents and the Second Lien Claimholders on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Lien Collateral Agents and the other Second Lien Claimholders; and (D) cash payments with respect to interest on the Second Lien Obligations; provided that (1) as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted cash payments with respect to interest on the First Lien Obligations, and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the Second Lien Documents and accruing from the date any Second Lien Collateral Agent is granted such relief.

(c) The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agree that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to the Second Lien Collateral Agents at least five (5) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to the Second Lien Collateral Agents at least fifteen (15) days in advance of such hearing.

6.4 No Waiver. Subject to Section 6.7(b), nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any other First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agents or any of the other Second Lien Claimholders, including the seeking by the Second Lien Collateral Agents or any other Second Lien Claimholder of adequate protection or the asserting by the Second Lien Collateral Agents or any other Second Lien Claimholder of any of its rights and remedies under the Second Lien Documents or otherwise.

6.5 Avoidance Issues. If any First Lien Claimholder or any Second Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Lien Obligations or Second Lien Obligations, as applicable (a “Recovery”), then such First Lien Claimholder or Second Lien Claimholder, as applicable, shall be entitled to a reinstatement of its First Lien Obligations or Second Lien Obligations, as applicable, with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations, Discharge of Second Lien Obligations or payment in full in cash of all Excess First Lien Obligations, as applicable, shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 6.5 shall survive termination of this Agreement.

6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7 Post-Petition Interest.

(a) None of the Second Lien Collateral Agents or any other Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any other First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of any First Lien Claimholder’s Lien on the Collateral, without regard to the existence of the Liens of the Second Lien Collateral Agents or the other Second Lien Claimholders on the Collateral.

(b) None of the First Lien Collateral Agent or any other First Lien Claimholder shall oppose or seek to challenge any claim by the Second Lien Collateral Agents or any other Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Collateral Agents, on behalf of the Second Lien Claimholders, on the Collateral (after taking into account the amount of the First Lien Obligations).

6.8 Waiver. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, waive any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

6.9 Separate Grants of Security and Separate Classification. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, and the First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder, acknowledges and agrees that:

(a) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the First Lien Loan Documents arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders).

6.10 Effectiveness in Insolvency or Liquidation Proceedings. The Parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder, acknowledges that it and such other First Lien Claimholders have, independently and without reliance on the Second Lien Collateral Agents or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Loan Documents or this Agreement. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, acknowledge that it and such other Second Lien Claimholders have, independently and without reliance on the First Lien Collateral Agent or any other First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Documents or this Agreement.

7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder, acknowledges and agrees that none of the Second Lien Collateral Agents or any other Second Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, acknowledge and agree that none of the First Lien Collateral Agent or any other First Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agents and the other Second Lien Claimholders shall have no duty to the First Lien Collateral Agent or any other First Lien Claimholder, and the First Lien Collateral Agent and the other First Lien Claimholders shall have no duty to the Second Lien Collateral Agents or any other Second Lien Claimholder, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Loan Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the First Lien Claimholders, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or any First Lien Claimholder, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agents or any other Second Lien Claimholder, without incurring any liabilities to the Second Lien Collateral Agents or any other Second Lien Claimholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agents or any other Second Lien Claimholder is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty of any of the First Lien Obligations or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the other First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to any of the First Lien Claimholders or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise expressly provided herein, the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall not have any liability to the Second Lien Collateral Agents or any such Second Lien Claimholders, and the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent arising out of any and all actions which the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to:

(1) the First Lien Loan Documents (other than this Agreement);

(2) the collection of the First Lien Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.

The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agree that the First Lien Claimholders and the First Lien Collateral Agent do not have any duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d) Until the Discharge of First Lien Obligations, the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, agree not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agents and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, the Second Lien Collateral Agents, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1 Integration/Conflicts. This Agreement, the First Lien Loan Documents and the Second Lien Documents represent the entire agreement of the Grantors, the First Lien Claimholders and the Second Lien Claimholders with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the First Lien Claimholders or the Second Lien Claimholders relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Documents, the provisions of this Agreement shall govern and control.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination. The Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, hereby waive any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect on the earlier to occur of (x) with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, upon the date on which there has been a Discharge of First Lien Obligations (and no Excess First Lien Obligations remain outstanding) and (y) with respect to the Second Lien Collateral Agents, the Second Lien Claimholders and the applicable Second Lien Obligations, the date on which there has been a Discharge of Second Lien Obligations, in each case, subject to Sections 5.6 and 6.5; provided, however, that no termination shall relieve any party of its obligations incurred hereunder prior to the date of termination.

8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agents or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement, except with respect to Section 8.17 or this Section 8.3 (including, in each case, each defined term referred to therein to the extent used therein) to the extent such amendment, modification or waiver directly and adversely affects the rights of the Company or the other Grantors. Notwithstanding the foregoing, without the consent of any First Lien Claimholder or Second Lien Claimholder, the Initial Second Lien Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.20 and upon such execution and delivery, the Initial Second Lien Collateral Agent and the Initial Second Lien Claimholders and Initial Second Lien Obligations shall be subject to the terms hereof.

8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and each Second Lien Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent and the other First Lien Claimholders shall have no duty to advise the Second Lien Collateral Agents or any other Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the other First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agents or any other Second Lien Claimholder, it or they shall be under no obligation:

(a) to make, and the First Lien Collateral Agent and the other First Lien Claimholders shall not make, and shall be deemed not to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b) to provide any additional information or to provide any such information on any subsequent occasion;

(c) to undertake any investigation; or

(d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or any Second Lien Collateral Agent pays over to the First Lien Collateral Agent or the First Lien Claimholders under the terms of this Agreement, such Second Lien Claimholders and such Second Lien Collateral Agent shall be subrogated to the rights of the First Lien Collateral Agent and the First Lien Claimholders; provided that the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder, hereby agree not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any Second Lien Collateral Agent or the Second Lien Claimholders that are paid over to the First Lien Collateral Agent or the First Lien Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Obligations. Following the Discharge of the First Lien Obligations, the First Lien Collateral Agent agrees to execute such documents, agreements, and instruments as either Second Lien Collateral Agent reasonably requests to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to the First Lien Collateral Agent.

8.6 [Reserved].

8.7 Submission to Jurisdiction; Certain Waivers. Each of the Company, each other Grantor, the First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder and the Second Lien Collateral Agents on behalf of itself and each applicable Second Lien Claimholder hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other First Lien Loan Document or Second Lien Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other First Lien Loan Document or Second Lien Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Collateral Documents in any court referred to in Section 8.7(a) (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e) consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 8.9 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f) agrees that service as provided in Section 8.7(e) is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

(g) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

8.8 WAIVER OF JURY TRIAL.

EACH PARTY HERETO, AND THE COMPANY AND THE OTHER GRANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.9 Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall be sent to the Second Lien Collateral Agents and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile, electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.10 Further Assurances. The First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder under the First Lien Loan Documents, and the Second Lien Collateral Agents, each on behalf of itself and each other applicable Second Lien Claimholder under the Second Lien Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or any Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.11 APPLICABLE LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

8.12 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the other First Lien Claimholders, the Second Lien Collateral Agents, the other Second Lien Claimholders, the Company and the other Grantors, and their respective successors and assigns from time to time. If either of the First Lien Collateral Agent or any Second Lien Collateral Agent resigns or is replaced pursuant to the First Lien Loan Documents or the Second Lien Documents, as applicable, its successor and/or assign shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.

No provision of this Agreement will inure to the benefit of a bankruptcy trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such bankruptcy trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

8.13 Section Headings. The section headings and the table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.

8.14 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

8.15 Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16 No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders and their respective successors and assigns from time to time. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the other First Lien Claimholders on the one hand and the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand. Nothing herein shall be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders. Other than as set forth in Section 8.3, none of the Company, any other Grantor or any other creditor shall have any rights hereunder and neither the Company nor any Grantor nor any other creditor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.17 No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.

8.18 Additional Grantors. Each of the Company and the other Grantors agrees that it shall ensure that each of its Subsidiaries that is or is to become a party to any First Lien Loan Document or Second Lien Document shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a Joinder Agreement substantially in the form attached hereto as Exhibit A that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such First Lien Loan Document or such Second Lien Document.

8.19 Collateral Agents. In entering into the Agreement, each Collateral Agent shall be entitled to the rights, privileges, protections, immunities and benefits granted to it under the applicable Collateral Documents.

8.20 Second Lien Indenture.

(a) To the extent, but only to the extent, permitted by the provisions of the First Lien Loan Documents and the Second Lien Documents and Section 5.3, the Company may incur (or issue and sell), secure and guarantee the Initial Second Lien Obligations. The Initial Second Lien Obligations may be secured by a junior-priority, subordinated Lien on the Collateral, in each case under and pursuant to the relevant Second Lien Collateral Documents if and subject to the condition, the Initial Second Lien Collateral Agent becomes a party to this Agreement by satisfying the conditions set forth in clauses (1) and (2) of Section 8.20(b). Upon the Initial Second Lien Collateral Agent so becoming a party hereto in accordance with the terms thereof, all Initial Second Lien Obligations shall be entitled to be so secured by a subordinated Lien on the Collateral in accordance with the terms hereof and thereof.

(b) In order for the Initial Second Lien Collateral Agent to become a party to this Agreement:

(1) the Initial Second Lien Collateral Agent shall have executed and delivered to each other then-existing Collateral Agent a Joinder Agreement substantially in the form of Exhibit B hereto (with such changes as may be reasonably approved by the then-existing Collateral Agents and the Initial Second Lien Collateral Agent ) pursuant to which the Initial Second Lien Collateral Agent becomes a Collateral Agent hereunder and the Initial Second Lien Claimholders become subject hereto and bound hereby; and

(2) the Company shall have delivered a Designation to each other then-existing Collateral Agent substantially in the form of Exhibit C hereto, pursuant to which a Responsible Officer of the Company shall (A) identify the Indebtedness to be designated as Initial Second Lien Obligations and the initial aggregate principal amount of such Indebtedness, (B) specify the name and address of the Initial Second Lien Collateral Agent, (C) certify that such Additional Second Lien Debt is permitted to be incurred, secured and guaranteed by each First Lien Loan

Document and Second Lien Document and that the conditions set forth in this Section 8.20 are satisfied with respect to such Additional Second Lien Debt and (D) attach to such Designation true and complete copies of each of the Initial Second Lien Note Documents, as applicable, relating to such Additional Second Lien Debt, certified as being true and correct by a Responsible Officer of the Company.

(c) The Initial Second Lien Note Documents shall provide that each of the Initial Second Lien Claimholders with respect to such Initial Second Lien Obligations will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Initial Second Lien Obligations.

(d) Upon the execution and delivery of a Joinder Agreement by Initial Second Lien Collateral Agent in accordance with this Section 8.20, each Collateral Agent shall acknowledge receipt thereof by countersigning a copy thereof and returning the same to Initial Second Lien Collateral Agent; provided that the failure of any Collateral Agent to so acknowledge or return the same shall not affect the status of such Initial Second Lien Obligations, if the other requirements of this Section 8.20 are complied with.

(e) With respect to any incurrence, issuance or sale of Indebtedness after the date hereof under the Initial Second Lien Note Documents, the requirements of Section 8.20(b) shall not be applicable and such Indebtedness shall automatically constitute Initial Second Lien Obligations so long as (i) such Indebtedness is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Document and (ii) the provisions of Section 8.20(b)(2) have been complied with; provided, further, however, that with respect to any such Indebtedness incurred, issued or sold pursuant to the terms of any Initial Second Lien Note Documents, the requirements of clause (i) of this Section 8.20(e) shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

First Lien Collateral Agent

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as First Lien Collateral Agent,

By:
Name:
Title:

Address for notices:
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attn: GCM / Raye Goldsborough

[Signature Page to Intercreditor Agreement]

Royalty Collateral Agent

HCR KARYOPHARM SPV, LLC,
as Royalty Collateral Agent

By:
Name: Clarke B. Futch
Title: Authorized Person

Address for notices:
HCR Karyopharm SPV, LLC
300 Atlantic Street, 6th Floor
Stamford, CT 06901
Attention: Clarke B. Futch, Email: *** and John A. Urquhart Email: ***

with a courtesy copy to (which shall not constitute notice):

HCR Karyopharm SPV, LLC
300 Atlantic Street, 6th Floor
Stamford, CT 06901
Attention: Tim Bryant Email: ***

[Signature Page to Intercreditor Agreement]

Acknowledged and agreed to by:

KARYOPHARM THERAPEUTICS INC.

By:
Name:
Title:

Address for notices:

Karyopharm Therapeutics Inc.
85 Wells Avenue Suite 210 Newton, MA 02459 Attn: Michael Mason, Chief Financial Officer Email: [***]

with a copy to:

Karyopharm Therapeutics Inc. 85 Wells Avenue Suite 210 Newton, MA 02459 Attn: Michael Mano, General Counsel Email: [***]

[Signature Page to Intercreditor Agreement]

Exhibit A

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ] dated as of [    ], 20[ ] (the “Grantor Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of May 8, 2024 (the “Intercreditor Agreement”), among [______________], as First Lien Collateral Agent, [______________], as Second Lien Collateral Agent, and acknowledged and agreed to by [______________], a [________________] (the “Company”), certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The undersigned, [______________], a [________________], (the “New Grantor”) wishes to acknowledge and agree to the Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 8.18 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.

Accordingly, the New Grantor agrees as follows for the benefit of the Collateral Agents and the Claimholders:

Section 1. Accession to the Intercreditor Agreement. The New Grantor (a) acknowledges and agrees to, and becomes a party to the Intercreditor Agreement as a Grantor to the limited extent contemplated by Section 8.18 thereof, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement. This Grantor Joinder Agreement supplements the Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 8.18 of the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Collateral Agent and to the Claimholders that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (b) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable.

Section 4. Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Section 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement subject to any limitations set forth in the Intercreditor Agreement with respect to the Grantors.

Section 6. Governing Law. THIS GRANTOR JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS GRANTOR JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

Section 7. Severability. Any provision of this Grantor Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.9 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.9 of the Intercreditor Agreement.

Section 9. Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Grantor Joinder Agreement.

2

IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

3

Exhibit B

[FORM OF] JOINDER AGREEMENT, dated as of [    ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of May 8, 2024 (the “Intercreditor Agreement”), among [INSERT NAME], as First Lien Collateral Agent, [INSERT NAME], as Royalty Collateral Agent, [INSERT NAME], as Initial Second Lien Collateral Agent, and acknowledged and agreed to by [INSERT NAME OF COMPANY], a [    ] (the “Company”), and certain subsidiaries of the Company (each, a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

As a condition to the ability of the Company to incur Additional Second Lien Debt after the date of the Intercreditor Agreement and to secure such Additional Second Lien Debt and related Initial Second Lien Obligations with a lien on the Collateral and to have such Additional Second Lien Debt and related Initial Second Lien Obligations guaranteed by the Grantors, in each case under and pursuant to the applicable Initial Second Lien Note Documents, the Initial Second Lien Collateral Agent is required to become a Second Lien Collateral Agent under, and the Initial Second Lien Claimholders in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.20 of the Intercreditor Agreement provides that the Initial Second Lien Collateral Agent may become a Second Lien Collateral Agent under, and the Initial Second Lien Claimholders may become subject to and bound by, the Intercreditor Agreement pursuant to the execution and delivery by the Initial Second Lien Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.20 of the Intercreditor Agreement. The undersigned Initial Second Lien Collateral Agent (the “New Collateral Agent”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.

Accordingly, the New Collateral Agent agrees as follows:

Section 1 Accession to the Intercreditor Agreement. In accordance with Section 8.20 of the Intercreditor Agreement, the New Collateral Agent by its signature below becomes a Second Lien Collateral Agent under, and the related Initial Second Lien Claimholders represented by it become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Collateral Agent had originally been named therein as a Second Lien Collateral Agent and Initial Second Lien Collateral Agent, respectively, and the New Collateral Agent, on behalf of itself and each other Initial Second Lien Claimholders represented by it, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Second Lien Collateral Agent and to the Initial Second Lien Claimholders represented by it. Each reference to a “Collateral Agent”, “Second Lien Collateral Agent” or “Initial Second Lien Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Collateral Agent and each reference to “Second Lien Claimholders” shall include the Initial Second Lien Claimholders represented by New Collateral Agent. The Intercreditor Agreement is hereby incorporated herein by reference.

Section 2 Representations and Warranties. New Collateral Agent represents and warrants to the other Collateral Agents and Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as agent, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Intercreditor Agreement and (iii) the Initial Second Lien Note Documents relating to such Additional Second Lien Debt provide that, upon the New Collateral Agent’s entry into this Agreement, the Initial Second Lien Claimholders in respect of such Additional Second Lien Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Second Lien Claimholders.

Section 3 Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

Section 4 Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

Section 5 Section Headings. Section heading used in this Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Section 6 Governing Law. THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

Section 7 Severability. Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

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Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Joinder Agreement.

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IN WITNESS WHEREOF, the New Collateral Agent has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE COLLATERAL AGENT], as [Insert title of Collateral Agent]

By:
Name:
Title:

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Exhibit C

[FORM OF] DEBT DESIGNATION (this “Designation”) dated as of [    ], 20[ ] with respect to the INTERCREDITOR AGREEMENT dated as of May 8, 2024 (the “Intercreditor Agreement”), among [INSERT NAME], as First Lien Collateral Agent, [INSERT NAME], as Royalty Collateral Agent, [INSERT NAME], as Initial Second Lien Collateral Agent, and acknowledged and agreed to by [INSERT NAME OF COMPANY], a [    ] (the “Company”), and certain subsidiaries of the Company (each, a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

This Designation is being executed and delivered in order to designate additional secured Obligations of the Company and the grantors as Additional Second Lien Debt entitled to the benefit of and subject to the terms of the Intercreditor Agreement.

The undersigned, the duly appointed [specify title of Responsible Officer] of the Company hereby certifies on behalf of the Company that:

1.

Company intends to incur Indebtedness (the “Designated Obligations”) in the initial aggregate principal amount of [    ] pursuant to the following agreement: [describe credit/loan agreement, indenture or other agreement giving rise to Additional Second Lien Debt, as the case may be] (the “Designated Agreement”) which will be Initial Second Lien Obligations.

2.	The incurrence of the Designated Obligations is permitted by each applicable First Lien Loan Document and Second Lien Document.

3.

Pursuant to and for the purposes of Section 8.20 of the Second Lien Intercreditor Agreement, (i) the Designated Agreement is hereby designated as an “Initial Second Lien Note Document” and (ii) the Designated Obligations are hereby designated as “Initial Second Lien Obligations”.

4.	The name and address of the Initial Second Lien Collateral Agent for such Designated Obligations is:

[Insert name and all capacities; Address]

Telephone: ___________________

Fax: ___________________

Email ___________________

5.	Attached hereto are true and complete copies of each of the Initial Second Lien Note Documents relating to such Additional Second Lien Debt.

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IN WITNESS WHEREOF, the Company has caused this Designation to be duly executed by the undersigned Responsible Officer as of the day and year first above written.

[INSERT NAME OF COMPANY]

By:
Name:
Title:

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